UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

August 5, 2021

Date of Report (Date of earliest event reported):

GREENROSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one redeemable warrant	OTC Pink
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01	Entry into a Material Definitive Agreement

Senior Secured Loan

On July 30, 2021, Greenrose Acquisition Corp. (“Greenrose” or the “Company”) entered into a commitment letter (the “Commitment Letter”) with SunStream Bancorp Inc. (“Sunstream”), pursuant to which Sunstream committed to provide, subject to the satisfaction of customary closing conditions stipulated in the Commitment Letter, a multi-tranche senior secured loan (the “Loan”) to the Company. The proceeds of the Loan are expected to be used (i) to consummate one or more of the Company’s previously announced business combination transactions and (ii) for general working capital purposes.

The Loan consists of $78.1 million of loan principal including an initial tranche of $52.1 million (“Tranche I”) on the closing date of the Loan and second tranche of $26.0 million (“Tranche II”) available prior to the 12-month anniversary of the closing date of the Loan, in each case.

The Loan will be collateralized by a senior secured first-priority lien over all of the assets of Greenrose and its subsidiaries, subject to to-be-agreed upon carve-outs and exceptions. The Loan matures 48 months following the closing date of the Loan and has an interest rate, payable monthly, of 11.9% per annum on the outstanding principal. The Loan amortizes at a rate of 15.0% of outstanding principal per annum, beginning on the 24-month anniversary of the closing date of the Loan.

Tranche I of the Loan is prepayable, at Greenrose’s option, prior to the 36-month anniversary of the closing of the loan, subject to certain fees. In addition, Tranche II of the Loan is prepayable, at Greenrose’s option, prior to the 36-month anniversary of the Tranche II drawdown date, subject to certain fees.

Greenrose has also agreed to pay to Sunstream certain additional fees customary to transactions of this type.

In connection with the Loan commitments, Sunstream will be issued warrants with a five-year term to acquire additional shares of common stock of Greenrose with terms substantially similar to the warrants issued to the Company’s sponsors in connection with the initial public offering of the Company.

In addition, the Loan will be subject to Greenrose’s compliance with certain on-going financial covenants customary to other senior secured loans of this type, as will be negotiated by Sunstream and Greenrose in the course of ongoing due diligence by Sunstream prior to funding of the Loan.

In connection with the Commitment Letter, Greenrose and Sunstream have agreed to deal exclusively with one another until the earlier of September 30, 2021 or the closing of one or more of Greenrose’s previously announced proposed business combinations with respect to any financing proposals similar to the financings contemplated by the Loan commitments.

Tranche I of the Loan is anticipated to close substantially simultaneously with the consummation of one or more of Greenrose’s previously announced business combination transactions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events

On August 5, 2021,Greenrose issued a press release (the “Press Release”) announcing the signing of a commitment letter for up to $103 million in capital from Sunstream Bancorp, a joint venture initiative sponsored by Sundial Growers Inc. (Nasdaq: SNDL). The Press Release is attached hereto as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Greenrose’s ability to enter into definitive agreements or consummate a transaction with any of Shango Holdings Inc., or Shango, Futureworks LLC (d/b/a The Health Center), or Futureworks, Theraplant, LLC, or Theraplant, or True Harvest, LLC, or True Harvest to obtain the financing necessary consummate its previously announced proposed transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Greenrose’s and any of Shango, Theraplant, True Harvest, or Futureworks’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Greenrose Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating any of the Proposed Transactions or difficulty in, or costs associated with, integrating the businesses of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks; the amount of redemption requests made by the Greenrose Stockholders; the occurrence of events that may give rise to a right of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks to terminate the respective Merger Agreements or Asset Purchase Agreements, as applicable; risks related to the rollout of Greenrose’ business and the timing of expected business milestones; the effects of competition on Greenrose’s business; and those factors discussed in Greenrose’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Greenrose filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Greenrose nor any of Shango, Theraplant, True Harvest, or Futureworks presently know or that Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Greenrose’s and each of Shango, Theraplant, True Harvest, or Futureworks’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks anticipate that subsequent events and developments will cause their assessments to change. However, while Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks may elect to update these forward-looking statements at some point in the future, Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Greenrose’s or any of any of Shango, Theraplant, True Harvest, or Futureworks’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated August 5, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENROSE ACQUISITION CORP.

Date: August 5, 2021	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer

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